* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

Exhibit 10.35

YARN PURCHASE AGREEMENT

by and between Hanesbrands Inc.

and

Unifi Manufacturing, Inc.

YARN PURCHASE AGREEMENT

This Yarn Purchase Agreement (this “Agreement”) is made and entered into as of the 1st day of September, 2014 (the “Effective Date”), by and between Hanesbrands Inc., a Maryland Corporation with a principal place of business located at 1000 E. Hanes Mill Rd., Winston-Salem, N.C. (“Buyer” or “HBI”), and Unifi Manufacturing, Inc., North Carolina corporation with a  principal place of business located at 7201 West Friendly Avenue, Greensboro, North Carolina 27410 (“Supplier” or “UMI”).

ARTICLE I

RECITALS

A.     Supplier produces the high quality textured nylon and polyester yarns and various covered yarns referenced within Exhibits A-1, A-2, A-3, A-4, A-5 and A-6 attached hereto and incorporated herein by this reference, as well as various other textile products. Throughout this Agreement the term “Yarns” shall be defined so as to include all such yarns set forth on Exhibits A-1, A-2, A-3, A-3, A-4, A-5 and A-6, (all hereinafter collectively referred to as “Yarns”);

B.     Buyer and its affiliates, (which may include certain business operations or entities controlled or owned via the shareholdings of Buyer such as its subsidiaries, branches, joint ventures, holding companies and similarly situated operating units), use the Yarns in the manufacture of apparel products and historically have purchased certain of such Yarns from Supplier; and,

C.     Buyer and Supplier have negotiated mutually beneficial arrangements for Supplier to manufacture for Buyer, and for Buyer to procure from Supplier, certain of Buyer’s requirements of Yarns as set forth hereafter.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE II

PURCHASES

2.1           Purchases. Supplier agrees that, during the Term as defined in Article VIII below, it will provide Yarns to Buyer for its direct manufacturing needs in accordance with the terms and conditions of this Agreement and Buyer’s Purchase Orders (as provided for in Section 4.2) for the production of Yarns in accordance with HBI specifications and in the quantities specified herein and as contained in Buyer’s Purchase Orders.

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

2.2             Buyer’s Minimum Commitment. Buyer shall purchase from Supplier [Confidential]* of Yarns that Supplier is capable of supplying pursuant to the terms of this Agreement. Supplier has first right of refusal to supply any new [Confidential]* of Buyer, but Buyer shall be under no obligation to award the new business to Supplier and has the right to award new business based on cost, quality and trade law implications in Buyer’s sole discretion. In the event Supplier is approved by Buyer to supply any new yarns and Buyer initiates purchases of such yarns, then any such yarns will be subject to [Confidential]*. Buyer’s [Confidential]* shall be communicated to Supplier periodically from Buyer during the Term of this Agreement. Additionally, Supplier agrees to use commercially reasonable efforts to ensure that Buyer receives a consistent supply of Yarns in the volume amounts that Buyer requests and as may be mutually agreed upon with Supplier, in accordance with the terms of this Agreement For the avoidance of doubt, Buyer shall be relieved of the minimum volume commitment set forth in this Section 2.2 on any yarn volume that  (a) Supplier does not have the capacity to meet Buyer’s requested orders, (b) Supplier otherwise cannot meet Buyer’s orders in a timely manner, or (c) Supplier is not qualified by Buyer to supply.

2.3           Designated Representatives. In order to facilitate the orderly and informed performance by the parties of their respective obligations hereunder, which include the timely provision of certain notices and other information from time to time, each of Buyer and Supplier has designated certain of its personnel as the person or persons to receive such information or to perform certain actions under this Agreement on its behalf. These personnel are referred to herein as “Designated Representatives” of such parties. A list of each of Buyer’s and Supplier’s respective Designated Representatives is set forth on Exhibit B attached hereto (each, a “Designated Representative”). Either party may make changes to its list by providing written notice thereof to the other party pursuant to Article 10.4. Moreover, each party may delegate certain routine or other communications duties to subordinates who shall be authorized to communicate on behalf of the party with the other party, until notice of rescission of such authority is given to the other party.

ARTICLE III

PRICES; TERMS OF PAYMENT

3.1           Purchase Price. For Yarns sold and delivered by Supplier hereunder, and subject to the terms and conditions of this Agreement, Buyer will pay to Supplier a purchase price determined in accordance with Exhibits A-1, A-2, A-3, A-4, A-5 and A-6 attached hereto and incorporated herein by this reference (the “Purchase Price”).

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

(a)     In accordance with Exhibits A-1, A-2, A-3, A-4, A-5 and A-6 the Purchase Price for the Yarns shall be [Confidential]* shown on Exhibits A-1, A-2, A-3, A-4, A-5 and A-6 for all Yarns. For covered yarn Yarns that incorporate textured yarn, the Purchase Price shall equal [Confidential]* for such covered yarn Yarns.

(b)     Buyer shall pay any and all sales and use taxes levied in connection with the sale and delivery of the Contract Products hereunder, and none of such taxes are included in the Purchase Price. Supplier will produce certain Yarns in El Salvador as well as in the United States. At the present time there are no known customs, duties or similar costs assessed by El Salvador and consequently, no such amounts are included in the Purchase Price of Yarns set forth on Exhibits A-1, A-2, A-3, A-4, A-5 and A-6. In the event that governmental changes impose such costs at either location, then the Purchase Price of all affected Yarns shall be adjusted accordingly. Supplier will maintain warehouse space for finished goods in Puerto Rico to supply Buyer’s needs there for the term of this Agreement.

(c)     As set forth on Exhibit A-7 hereto, Raw Material Price for the Yarns shall be adjusted from time to time, upon not less than then (10) days written notice by Supplier to the Designated Representative of Buyer, based upon actual changes in the price of the raw materials in accordance with Exhibit A-7; provided, however, that Supplier shall notify Buyer as soon as reasonably possible of any change in a Raw Material Price of which it becomes aware. The Raw Material Price will be determined on a “first in, first out” basis of the raw materials purchased by Supplier for production of Yarns and the timing of the resultant Yarns Price adjustment will be made so that neither party is materially advantaged or disadvantaged.

(d)     The [Confidential]* set forth on Exhibit A-1, A-2, A-3, A-4, A-5 and A-6 shall continue in effect until adjusted in accordance with the parameters contained within Exhibit A-7.

3.2           Raw Materials

(a)     HBI may, from time to time at HBI’s option, direct Supplier to certain vendors in connection with the purchase of any raw materials other than spandex for production of the Yarns. In such event, Supplier will purchase such raw materials for the production of the Yarns from the suppliers specified by HBI. To the extent possible and commercially reasonable, Supplier and Buyer shall arrange for Supplier to purchase such raw materials on terms that provide that the seller of such raw materials will bear all costs and risks involved in delivering those raw materials to Supplier’s facility, including, where applicable, any customs, duties, taxes and other

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

charges. Buyer shall be entitled to any Buyer-negotiated rebates issued by such supplier with respect to such raw materials, and Supplier agrees to provide such documentations with respect to purchases of such raw materials as Buyer may reasonably request in order to enable Buyer to calculate and apply for (and/or collect) such rebates, including, but not limited to, a monthly report detailing the supplier, product and fiber content information for all purchases hereunder.

(b)     From time to time, Supplier may inform Buyer of alternative sources of raw materials that could result in a reduction to the then-current Raw Material Price. Supplier shall provide such information to Buyer about proposed alternative sources as Buyer may request, which may include, such samples of the proposed raw materials available from such source as the parties may agree.

3.3

Payment Terms. Yarns sold to Buyer under this Agreement shall be sold on [Confidential]* Buyer’s manufacturing or distribution facility as may be applicable, subject however to the following conditions:

(a)	Buyer shall pay all invoices in a timely manner;

(b)	Buyer maintains a corporate credit rating of B1 (Moody’s) and/or S&P B+;

(c)	no default occurs under any material term of Buyer’s debt agreements, including, but not limited to, its quarterly financial covenants;

(d)	there are no disclosures in Buyer’s SEC filings that Buyer likely will be in violation of any debt covenants;

(e)	Buyer pays all invoices via ACH; and

(f)	[Confidential]*

If Buyer fails to meet any one or more of the foregoing conditions at any time during the continuation of this Agreement, then, a [Confidential]* will commence allowing both parties an opportunity to discuss any of the foregoing conditions. If Supplier is not satisfied following this review period, then, until such condition has been met by Buyer, payment terms shall be [Confidential]*.

ARTICLE IV

SUPPLIER MANAGED INVENTORY (“SMI”)

4.1        SMI Program.     As mutually agreed between Buyer and Supplier regarding specific Yarns, Supplier shall manage its inventory of Yarns available for purchase by Buyer in accordance with the terms and conditions of the Supplier Managed Inventory (“SMI”) Agreement, hereafter “SMI” (as may be modified by the Parties from time to time), the agreed upon form of which is attached hereto as designated Exhibit C and incorporated herein by this reference.

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

4.2     Purchase Orders. Purchase Orders (which shall be considered as firm commitments) will be placed periodically by Buyer for its Yarns requirements in a form substantially similar to the sample Purchase Order attached hereto as Exhibit E and incorporated herein by this reference. Each purchase order will include all Yarns that shall be purchased by Buyer during the applicable week. All Purchase Orders which meet the terms and conditions of this Agreement shall be accepted by Supplier.

4.3     Resolution of Conflict with This Agreement. In case of a conflict between (a) on the one hand, any of the terms or conditions contained in any Purchase Order, or in any acknowledgment by Supplier of any such Purchase Order, or in any standard term and/or condition of purchase or sale, or any other form used by Supplier or Buyer, and (b) on the other hand, any of the terms or conditions set forth in this Agreement; then in any such instance the terms and conditions of this Agreement shall control. No additional terms or conditions of sale other than those contained in this Agreement shall be effective to the purchase of Yarns unless approved in writing by a Designated Representative of both Supplier and Buyer.

4.4     Termination.      The SMI shall terminate at such time as this Agreement terminates, subject to the SMI end of contract provisions and any other obligations of either party that shall survive termination of the SMI or this Agreement.

ARTICLE V

DELIVERY

5.1     Shipping, Title and Risk of Loss. All Yarns manufactured hereunder shall be delivered to Buyer at Buyer’s shipping dock, unless other transportation arrangements have been made by Buyer and Supplier. Title and risk of loss to all Yarns sold hereunder shall pass from Supplier to Buyer, free and clear of all claims, liens, charges, security interests, community property interests and encumbrances (collectively, “Liens”), upon such delivery at Buyer’s shipping dock.

5.2     Loading and Handling. This provision deleted as shipping is [Confidential]*.

5.3     Modifications. Buyer may request modification or amendment of the shipping instructions at any time, with respect to any Yarns covered thereby but not yet shipped, by written notice to a Designated Representative of Supplier. Supplier shall use commercially reasonable efforts to comply with such request.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH LAWS

6.1      Representations, Warranties and Agreements of Supplier. Supplier represents and warrants to and agrees with Buyer that:

(a)      Supplier is a corporation duly organized, validly subsisting or existing and in good standing under the laws of the State of North Carolina. Supplier is duly qualified or licensed to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Supplier has the full right, power and authority to enter into and perform its obligations under this Agreement and to conduct its business as now conducted and hereafter contemplated to be conducted and is in compliance with its Articles of Incorporation and Bylaws;

(b)     Supplier has all necessary experience, qualifications, expertise, authority, licenses, permits and governmental approvals to enter into this Agreement and to perform its obligations under this Agreement;

(c)     This Agreement has been duly executed and delivered by Supplier and constitutes a legal, valid and binding obligation of Supplier, enforceable against Supplier in accordance with its terms;

(d)     The execution, delivery and performance of this Agreement and all instruments and documents to be delivered by Supplier are within Supplier’s corporate power and have been duly authorized by all necessary or proper action, including the consent of its Board of Directors, if required; do not and will not contravene any provisions of the Supplier’s Articles of Incorporation or Bylaws;

(e)     Supplier agrees that neither it nor its employees, contractors and/or subcontractors are in a dual or joint employment relationship with Buyer, regardless of the fact that manufacturing services are performed for, and Yarns produced from such services are provided to, Buyer under this Agreement;

(f)     Supplier is and, at the time of each delivery of Yarns, will be solvent;

(g)     Supplier has and will continue to comply with the Gifts, Favors and Entertainment provision of the Guidelines (as defined in Section 10.5, hereafter) unless otherwise approved by the consent of a Buyer Designated Representative;

(h)     Supplier is and shall continue to be in compliance with all known and applicable laws and standards governing Supplier’s conduct under this Agreement;

(i)     Supplier is not under any obligation of a contractual or other nature to any Person that is inconsistent or in conflict with this Agreement or which would prevent, limit or impair in any way the performance by Supplier of its obligations hereunder;

(j)     Supplier will have the right to use for its own purposes, any ideas, methods, techniques, materials and information, including any intellectual property rights therein, provided to or otherwise obtained by Supplier as a result of this

Agreement, without restriction, liability or obligation;

(k)     No Person other than Supplier or Supplier’s affiliates will manufacture Yarns or otherwise perform any material obligations affecting product performance under this Agreement without the express written consent of Buyer.

6.2           Representations, Warranties and Agreements Regarding the Yarns. Supplier represents and warrants to, and agrees with, Buyer that:

(a)     The Yarns shall conform to mutually agreed upon standards (the “Specifications”) as incorporated herein and attached hereto as Exhibit F. Supplier shall not modify or alter in any respect the mutually agreed upon Specifications, components or raw materials to be incorporated within the Yarns without the prior authorization of Buyer. If Supplier and Buyer fail to reach mutually agreeable Specifications after meaningful discussion of the Designated Representatives, either party may exercise its termination right pursuant to Article 8.3 below;

(b)     Subject only to the express terms of any consent or approval of Buyer’s Designated Representative, the Yarns shall be merchantable, of good material and workmanship, of first quality, compliant in all material respects with all applicable Buyer Specifications and free from faults and defects;

(c)     All Yarns will be produced by Supplier or its affiliates at facilities owned by (or leased and operated by) Supplier or its affiliates as identified in the attached Exhibit D unless otherwise agreed by Buyer in writing. Further, Supplier shall endeavor, in the best interest of delivering high quality yarn product to Buyer, to minimize, to the greatest extent possible, merge changes within the respective facilities in connection with the production of Yarns;

(d)     Supplier shall promptly furnish to Buyer all information and copies of documents (including, but not limited to, complaints, inquiries, test or inspection results and warnings) that Supplier receives from any governmental agency of any jurisdiction, and employee or agent of Supplier other than legal counsel; or any other Person or source that establishes that any of the Yarns may not conform to the requirements of the Specifications or this Article VI;

(e)     Supplier and each of its suppliers and logistics providers has and follows, and will continue to have and follow, commercially reasonable quality and security procedures in order that the Yarns will comply with the foregoing warranties, representations and agreements; and,

(f)     Supplier is an independent expert with respect to the manufacturing services it performs, and Buyer is relying upon Supplier’s skill and judgment to produce Yarns meeting Buyer’s specifications. Upon Buyer’s request, Supplier shall give Buyer certificates of compliance with applicable laws, standards and orders as may be reasonably requested. The representations and warranties set forth in this Section will survive the Term of this Agreement for a period of three (3)

years. Supplier’s warranties apply to any replacement Yarns that Supplier furnishes under this Agreement.

6.3          Notice of and Remedies for Non-Conforming Yarns.

(a)     All claims of non-conformity of Yarns to Buyer’s specifications shall be handled pursuant to the Supplier’s applicable fabric claims and yarn return policies governing such matters heretofore, copies of which are attached hereto and designated as Exhibits 6.3.1, Fabric Claim Policy and, 6.3.2, Yarn Return Policy (hereafter “policies”). Buyer acknowledges that it has a duty to inspect Yarns and packaging. However, all warranties, representations and conditions, statutory or otherwise and whether express or implied, shall survive inspection, acceptance and payment by Buyer, in accordance with such policies. Supplier will provide Buyer with any updated or amended versions of the policies during the Term of this Agreement, provided that Buyer shall have no liability for any failure to comply with any amendment to the policies until Buyer has had a reasonable opportunity to adjust its practices to conform to such amendments and provided further that all such amendments shall be commercially reasonable.

(b)     In the event that Buyer contends that the Yarns delivered do not conform to the requirements of this Agreement, Supplier will be entitled to inspect the allegedly non-conforming Yarns. Pursuant to the applicable Yarn Claims Policy, the parties will agree upon an acceptable solution to the matter, which may include a credit and/or a mutually acceptable return remedy for non-conforming Yarns. Buyer will not return Yarns to Supplier except with a return authorization, but any non-conforming Yarns returned pursuant to a return authorization will be returned at Supplier’s expense. If the parties fail to reach a mutually agreeable solution, then the matter will be referred for dispute resolution in accordance with Section 10.22, hereafter.

ARTICLEVII

CONFIDENTIALITY

7.1           Confidentiality.

(a)     In addition to, and not in lieu of, any confidentiality agreements that the parties have executed during the term of Supplier’s relationship with Buyer (each a “Prior Confidentiality Agreement”), during the term of this Agreement, and for a period of three (3) years thereafter, the parties will maintain all Confidential Information and Trade Secrets in strict confidence, and will not, except as otherwise permitted herein or expressly directed in writing by the nondisclosing party, use, copy or disclose (or permit any unauthorized Person access to), any Trade Secrets or Confidential Information, whether learned or disclosed before or after the Effective Date and irrespective of the form of communication. In the event of any inconsistency between this Agreement and any Prior Confidentiality Agreement, the terms of this

Agreement shall control with respect to all Confidential Information and Trade Secrets disclosed after the Effective Date or otherwise under this Agreement. For purposes of this Agreement, “Confidential Information and Trade Secrets” shall mean any confidential and proprietary information or trade secrets of either party that is disclosed pursuant to or to carry out the purposes of this Agreement including but not limited to software, computer disks, technical information, data records, files, memoranda, reports, price lists, customer lists, drawings, plans, sketches, notes, documents and the like; provided that such information and trade secrets shall not be considered Confidential Information and Trade Secrets unless the disclosing party, at the time such information or trade secrets are furnished to the nondisclosing party, designates the same in writing in a conspicuous fashion as “Confidential Information” and/or “Trade Secrets.”

(b)     Notwithstanding the provisions of this Article VII, either party may disclose Confidential Information or Trade Secrets to the extent that Confidential Information or Trade Secrets are required to be disclosed pursuant to a requirement of a governmental agency or law, provided that: (i) The nondisclosing party has given the disclosing party prior written notice of such disclosure prior thereto and takes commercially reasonable steps to maintain the confidentiality of the information disclosed (which steps do not include legal proceedings); and (ii) the disclosing party has been afforded a reasonable opportunity to contest the necessity, scope and conditions of such disclosure, unless the nondisclosing party does not have the reasonable ability to afford such to the disclosing party before disclosure is required.

(c)     All software, computer disks, technical information, data records, files, memoranda, reports, price lists and customer lists, drawings, plans, sketches, notes, documents and the like (together with all copies and all computer files stored in any medium thereof) relating to the business of either party, but excluding documents, reports and other data developed by Supplier, and all materials provided by Buyer in any form, format or medium (including computer files stored in any medium), which Supplier receives, has access to or comes in contact with in the course of, or as a result of, this Agreement (collectively, the “Materials”) will, as between the parties hereto, remain the sole property of the applicable party. Upon termination of this Agreement and thereafter upon demand of the disclosing party , the nondisclosing party will immediately return all such property of disclosing party and delete or destroy any and all computer files and any other copies of the Materials in any form or format; provided that the nondisclosing party may maintain a single copy of such Materials for legal purposes so long as such copy is not generally available to or accessible by anyone other than the executive officers of the nondisclosing party and/or their counsel.

(d)     Each party acknowledges and agrees that, in the event of a breach or threatened breach of any of the foregoing provisions, the parties will have no adequate remedy in damages and, accordingly, will be entitled to injunctive relief against such breach or threatened breach in addition to any other remedies available at law or in equity.

(e)     The     parties     acknowledge that certain documents and other communications involving and/or by the parties herein may be subject to one or more claims of privilege (e.g., the attorney-client privilege, the US Internal Revenue Code §7525 tax advisory privilege, etc.). Each party shall be solely responsible for managing the recognition, establishment and maintenance of these possible protections, and each party shall cooperate with reasonable written instructions regarding same, unless and to the extent such privilege is asserted in any manner adverse to the opposite party.

(f)     The parties shall, upon the termination of this Agreement and request thereafter by the disclosing party, return or destroy all written and/or tangible Confidential Information and Trade Secrets (including documents, drawings, records, specifications, copies and/or extracts thereof, and any Confidential Information or Trade Secrets maintained in any computer memory, storage media, electronic or similar form). Any such destruction shall be certified in writing to the nondisclosing party by an authorized officer supervising the same. Notwithstanding the above, either party may maintain a single copy of such Confidential Information or Trade Secrets for legal purposes so long as such copy is maintained and protected to the same degree as the confidential information and trade secrets of such party (but in any case no less than a commercially reasonable level of protection).

(g)     Buyer acknowledges that Supplier is a subsidiary of a publicly traded company and as such is bound by certain public disclosure rules and regulations. Supplier has determined that this Agreement is a material contract and Supplier is required to file it with the Securities and Exchange Commission. Supplier shall work cooperatively with Buyer in connection with any public filing requirements associated with this Agreement, provided however Supplier shall retain, in its sole discretion, the determination of the appropriate materials to be filed.

ARTICLE VIII

TERM; TERMINATION

8.1          Term. The term of this Agreement shall commence on the Effective Date hereof and continue for a period of three (3) years and ten (10) months thereafter, expiring on June 30, 2018, unless terminated as provided herein.

8.2          This provision intentionally deleted.

8.3          Termination for Cause.

(a)     Notwithstanding anything to the contrary herein and in addition to any other rights of termination set forth in this Agreement, Buyer shall have the immediate right to terminate this Agreement, without any liability of Buyer to Supplier for such termination, upon the occurrence of any one or more of the following events:

(i)     failure by Supplier to comply with Buyer’s quality control standards or the Specifications     and customary textile industry quality control standards (after written notice from Buyer and reasonable opportunity to cure, not to exceed thirty (30) days from the date of written notice from Buyer);

(ii)     Supplier’s failure to manufacture or deliver in conformity with all applicable warranties set forth in Article VI hereof the Yarns ordered by Buyer for manufacture or delivery pursuant to the production schedule and Purchase Orders issued in accordance with Article IV hereof (after written notice from Buyer and reasonable opportunity to cure, not to exceed forty five (45) days from the date of written notice from Buyer);

(iii)     an election by Buyer to terminate pursuant to a Force Majeure Event (as defined in Section 10.9), if said Force Majeure Event continues for more than one hundred twenty (120) days;

(iv)     the repudiation of or threatened repudiation of the pricing terms set forth in this Agreement by Supplier, whether in writing or by practice by any Designated Representative of Supplier (after written notice from Buyer and reasonable opportunity to cure, not to exceed sixty (60) days from the date of written notice from Buyer;

(v)     the breach by Supplier of any material term of this Agreement, provided that, if any such breach can reasonably be cured within sixty (60) days, Buyer shall have given written notice of such breach to Supplier pursuant to Section 10.4 of this Agreement, and Supplier shall have failed to cure such breach within sixty (60) days after such notice;

(vi)     dishonesty, malfeasance, fraud or misconduct in the performance of Supplier’s obligations under this Agreement;

(vii) noncompliance with any terms or provisions of the Guidelines, as defined in Section 10.5 below, during the Term. Buyer will provide Supplier with any updated or amended versions of the Guidelines during the Term. Supplier shall not be deemed to have breached the Guidelines for any failure to comply with any reasonable amendment to the Guidelines until Supplier has had reasonable time (not to exceed ninety (90) days from the date of notice regarding the amended Guidelines) to adjust its practices to conform to such amendments, provided that if Supplier cannot comply with any modifications to the Guidelines or if such modification is unreasonable in Supplier’s business judgment, then the matter shall be referred for dispute resolution under the procedure set forth in Section 10.22 hereafter;

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

(viii)    the insolvency of Supplier or if Supplier avails itself of the laws of any jurisdiction for the protection of debtors, including, without limitation, the appointment of a receiver or the like, a moratorium on payment of debt, a petition, voluntary or involuntary, in bankruptcy or the like filed by or against Supplier that is not dismissed within forty five (45) days of filing, or an assignment of all or any portion of the assets of Supplier for the benefit of its creditors. Further, in the event of Supplier insolvency, Supplier affirmatively agrees to use its commercially reasonable efforts to work cooperatively with its lenders and other creditors as necessary in order to secure on behalf of Buyer a right of first refusal in connection with the sale, liquidation or other disposition of assets; and,

(ix)      except as permitted herein, any attempt by Supplier to assign or otherwise transfer to any third party all or any part of Supplier’s rights under this Agreement, or to delegate or subcontract all or any part of Supplier’s obligations under this Agreement, without the prior written consent of Buyer, other than assignment or other delegation of such portion of this Agreement to a Central American affiliate, as contemplated by the parties.

(b)     Notwithstanding any other provision to the contrary in this Agreement, Supplier shall have the right to immediately terminate this Agreement upon the occurrence of any one or more of the following events:

(i)       Nonpayment by Buyer of undisputed amounts due to Supplier pursuant to Article III Section 3.1 of this Agreement (after written notice from Supplier and reasonable opportunity to cure, not to exceed [Confidential]* from the date of written notice from Supplier);

(ii)      the breach by Buyer of any material term of this Agreement, provided that Supplier shall have given written notice of such breach to Buyer pursuant to Article X Section 10.4 of this Agreement, and Buyer shall have failed to cure such breach within sixty (60) days after such notice; and,

(iii)       the insolvency of Buyer or if Buyer avails itself of the laws of any jurisdiction for the protection of debtors, including, without limitation, the appointment of a receiver or the like, a moratorium on payment of debt, a petition, voluntary or involuntary, in bankruptcy or the like filed by or against Supplier that is not dismissed within forty five (45) days of filing, or an assignment of all or any portion of the assets of Buyer for the benefit of its creditors.

8.4         Effect. Except as expressly provided herein, notwithstanding termination of this Agreement, the right of termination provided in Article VIII Section 8.3 is not exclusive of any remedies to which either party may otherwise be entitled at law or in equity in the event of a breach of this Agreement. Each party shall remain liable to the other party for any indebtedness or other liability or obligation theretofore arising under this Agreement. The terms and conditions of this Agreement shall apply to any Purchase Orders, that is consistent with past practice and compliant with the terms of this Agreement, issued before any such expiration or termination. The terms of this Agreement that would, by their nature, survive termination, including, without limitation, the provisions of Articles VI, VII and IX and the covenants, indemnities, representations and warranties made by the parties therein, shall survive the expiration or termination of this Agreement for any reason whatsoever and shall remain in full force and effect for a period of three (3) years thereafter, except as otherwise expressly provided herein or therein.

ARTICLE IX

INDEMNIFICATION

9.1          Indemnification by Supplier. With acknowledgment that terms and conditions of this Section 9.1 have been expressly bargained for and are an essential part of this Agreement and any Purchase Order submitted by Buyer for Yarns, and in consideration of any and all purchases hereunder, herein and hereafter made by Buyer from Supplier or from any Affiliates of Supplier, and by accepting a Purchase Order, Supplier agrees that it shall indemnify, hold harmless and defend (or in Buyer’s sole discretion, fund the cost of defending) Buyer as well as Buyer’s directors, officers, employees, agents and shareholders (collectively called “Buyer Indemnitees”) from and against any and all compensatory liabilities, damages, losses, claims, lawsuits, proceedings, appeals, assessments, fines, actions, causes of action, decrees, judgments, settlements, court orders, investigations, civil penalties and/or demands of any kind, costs (including attorneys’ fees and associated expenses), whether compensatory, exemplary, punitive, special, consequential and/or incidental (collectively, “Claims”, and each, a “Claim”), brought against or incurred by any Buyer Indemnitee because of (i) any death, injury or damage to any Person or property (including Buyer Indemnities’ property and employees) caused by Supplier or (ii) any claim that any of the Yarns infringe or misappropriate any patent, trademark, copyright or other intellectual property right, anywhere in the world, except to the extent that the Yarns infringe because the infringement or misappropriation is a direct result of the Specifications or instructions provided by Buyer to Supplier. Provided however, excepting fraud, gross negligence or willful misconduct attributable to Supplier, Supplier’s duty of indemnity shall be limited to the maximum sum of $2,000,000.00. Each Buyer Indemnitee shall have the right to participate with Supplier in the defense of any Claim, which participation shall be at the Buyer Indemnities’ expense, except that if Supplier shall have failed, upon the Buyer Indemnities’ request, to assume the defense or to engage counsel reasonably satisfactory to the Buyer Indemnitee, then Supplier shall reimburse the Buyer Indemnitee, on a monthly basis, for all reasonable costs and expenses, including reasonable attorneys’ fees, that the Buyer Indemnitee incurs in connection with the defense. Supplier shall not be required to indemnify any Buyer

Indemnitee against or hold any Supplier Indemnitee harmless from Buyer’s gross negligence or willful misconduct.

9.2          Indemnification by Buyer. With acknowledgment that terms and conditions of this Section 9.2 have been expressly bargained for and are an essential part of this Agreement and any performance thereunder, any acceptance or provision of goods under any Purchase Order submitted by Buyer for Yarns, and in consideration of any and all sales hereunder, herein and hereafter made to Buyer by Supplier or any Affiliates of Supplier, and by accepting any and all such goods, Buyer shall indemnify, hold harmless and defend (or in Supplier’s sole discretion, fund the cost of defending) Supplier as well as Supplier’s directors, officers, employees, agents and shareholders (collectively, with Supplier, called “Supplier Indemnitees”) from and against any Claims brought against or incurred by any Supplier Indemnitee because of (i) any death, injury or damage to any Person or property (including Supplier Indemnities’ property and employees) caused by Buyer; or (ii) any claim that any of the Yarns infringe or misappropriate any patent, trademark, copyright or other intellectual property right, anywhere in the world because the infringement or misappropriation is a direct result of the Specifications or instructions provided by Buyer to Supplier. Provided however, excepting fraud, gross negligence or willful misconduct attributable to Buyer, Buyer’s duty of indemnity shall be limited to the maximum sum of $2,000,000.00. Each Supplier Indemnitee shall have the right to participate with Buyer in the defense of any Claim, which participation shall be at Supplier Indemnities’ expense, except that if Buyer shall have failed, upon the Supplier Indemnities’ request, to assume the defense or to engage counsel reasonably satisfactory to Supplier Indemnitee, then Buyer shall reimburse Supplier Indemnitee, on a monthly basis, for all reasonable costs and expenses, including reasonable attorneys’ fees, that the Supplier Indemnitee incurs in connection with the defense. Buyer shall not be required to indemnify any Supplier Indemnitee against or hold any Supplier Indemnitee harmless from Supplier’s gross negligence or willful misconduct.

ARTICLE X

GENERAL

10.1        Merger Clause. This Agreement, together with any other agreement, document or instrument executed and delivered in connection with this Agreement that makes specific reference to this Agreement, contains the final, complete and exclusive statement of the agreement between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous written or oral agreements with respect to the subject matter hereof are merged herein.

10.2        Amendments and Modifications. No change, amendment, qualification or cancellation hereof shall be effective unless in writing that expressly references this Agreement and such purpose and is executed by both parties to the same instrument.

10.3        Benefits and Binding Effect; Permitted Assigns. Buyer may assign any of its rights or delegate any of its obligations under this Agreement, whether by operation of law or otherwise, without the prior consent of Supplier, provided Buyer shall remain liable for all Buyer obligations under this Agreement. Supplier shall not assign any of its rights, nor delegate any of its duties, under this Agreement to a competitor of Buyer without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s sole and absolute discretion Provided however, nothing in this Agreement shall prevent Supplier from assigning or factoring any invoices issued hereunder to factors or from pledging any receivables hereunder to lenders of Supplier. Any attempted prohibited transfer, assignment or sublicense of this Agreement by Supplier without Buyer’s prior written consent shall be a breach of this Agreement and shall entitle the Buyer to terminate this Agreement under Section 8.3(a) or (b), as applicable. This Agreement will be binding upon and will inure to the benefit of Supplier, Buyer and their respective successors and permitted assigns. Furthermore, in the event that Supplier is involved in a Change of Control (as defined below), such an event shall be considered an assignment of this Agreement subject to the written consent of Buyer. “Change of Control” means a stock sale, reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which Persons who were the shareholders of Supplier immediately prior to such stock sale, reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the sold, reorganized, merged or consolidated company’s then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such stock sale, reorganization, merger, consolidation or other transaction.

10.4        Notices. All notices and demands hereunder ,but excluding communications in the ordinary course of business between the parties’ Designated Representatives, must be in writing and shall be deemed to have been duly given (a) when personally delivered, (b) two (2) Business Days after being sent to the recipient by reputable overnight courier service (charges prepaid), (c) when sent via facsimile transmission with telephone confirmation, if sent during the hours of 9:00 A.M. and 5:00 P.M. Eastern Time on a Business Day or, if sent at any other time, at 9:00 A.M. on the next Business Day thereafter, (d) when sent via electronic mail with telephone confirmation, if sent during the hours of 9:00 A.M. and 5:00 P.M. on a Business Day or, if sent at any other time, at 9:00 A.M. on the next Business Day thereafter, or (e) on the date of delivery shown on the return receipt when placed in the United States Mail and forwarded by Registered or Certified Mail, return receipt requested, postage prepaid, addressed to the party to whom such notice is being given at the following addresses:

If to Buyer:

Hanesbrands Inc.

1000 East Hanes Mill Road

Winston-Salem, North Carolina 27105

Attn: Gerald Evans

Telephone: (336) 519-4780

Telecopy: (336) 519-0769

Electronic Mail: gerald.evans@hanes.com

With a convenience copy (which shall not constitute or invalidate notice to Buyer) to:

Hanesbrands Inc. – Legal Department

1000 East Hanes Mill Road

Winston-Salem, North Carolina 27105

Attn: Joia M. Johnson

Telecopy: (336) 519-6447

Electronic Mail: joia.jonhson@hanes.com

If to Supplier:

Unifi Manufacturing, Inc.

7201 West Friendly Avenue

Greensboro, North Carolina 27410

Attn: Roger Berrier

Telephone: 336-316-5672

Telecopy: 336-316-5527

Electronic Mail: rberrier@unifi.com

With a convenience copy (which shall not constitute or invalidate notice to Supplier) to:

Unifi Manufacturing, Inc.–Legal Department

7201 West Friendly Avenue

Greensboro, North Carolina 27410

Attn: Ben Sirmons, Assistant General Counsel

Telecopy: (336) 856-4364

Electronic Mail: bsirmons@unifi.com

Notwithstanding the foregoing, in any case where this Agreement requires notice to a Designated Representative of Buyer or Supplier, such notice shall be sufficient when and only if given to such Designated Representative at the address set forth above. Any party may change the address(es) to which notices to it are to be sent by giving notice of such change to the other parties in accordance with this Section.

10.5     Hanesbrands Global Standards For Suppliers.     Buyer shall provide Supplier with a copy of Hanesbrands Global Standards for Suppliers (the “Guidelines”) for its use as well as review and use by its vendors or manufacturers. Buyer shall also provide Supplier with a sufficient number of copies of the Guidelines in the local language(s) of all applicable management and employees producing the Yarns. Supplier hereby represents warrants and covenants that it (a) has reviewed and understands the Guidelines provided to Supplier by Buyer and designated “Copyright 2006, and (b) Supplier is presently in compliance and will remain in compliance with all terms and provisions of the Guidelines during the Term of this Agreement. Buyer will provide Supplier with any updated or amended versions of the Guidelines during the Term of this Agreement, provided that Supplier shall have no liability for any failure to comply with any amendment to the Guidelines until Supplier has had a reasonable opportunity to adjust its practices to conform to such .amendments, provided that if Supplier cannot comply with any modifications to the Guidelines or if such modification is unreasonable in Supplier’s business judgment, then the matter shall be referred for dispute resolution under the procedure set forth in Section 10.22 hereafter;.

10.6        Labor Obligations of Supplier to Supplier’s Personnel. Both parties acknowledge and agree that the labor responsibility of the employees, agents and subcontractors of each party belong to such party, who shall absorb all the liability, rights and obligations, being labor, civil and criminal that are an outcome of the operation of the party, if any. The parties agree that if any of one party’s personnel is physically injured, that party will have the exclusive responsibility of covering the expenses of its personnel unless such injury is caused by the other party or is subject to indemnification under Article IX. Abiding by the general policies of Buyer, Supplier commits not to hire any person of less than 18 years of age, to carry out any services of this Agreement.

10.7       Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

10.8     Relationship of Parties.

(a) Supplier is and shall remain an independent contractor, and this Agreement is neither intended, nor shall it be construed, to establish the relationship of employer and employee between Supplier and Buyer. Neither party assumes any obligation or responsibility of any kind or nature whatsoever toward the other, and neither party has any expectation of, or understanding with, the other party except as expressly set forth herein. Neither party shall have the authority to bind the other in any manner whatsoever without the express prior written approval of such party. Neither party shall have any other rights, power, and/or duties except as provided herein. Any action by a party made without such prior approval is at the sole risk and liability of such party and it shall, in such cases, be individually responsible for the payment of any and all sums attributed or charged to the other party on account of any action by a party not earlier authorized in writing by the other party. Each party shall be responsible for (i) complying with all worker's compensation, employer's liability, and other federal, state, county and municipal laws, ordinances, rules and regulations required of an employer performing the obligations as herein contemplated, and (ii) shall make all reports and remit all withholdings or other deductions from the compensation paid to its personnel, if any, as may be required by any federal, state, county and municipal laws, ordinances, rules and regulations.

(b) Neither party shall, without first obtaining the written consent of the other party, in any manner advertise, publicize, publish or otherwise draw attention to the fact that Supplier has furnished or contracted to furnish the Buyer services, or disclose any of the details connected with this Agreement to any third party, except as required for procurement of products and services for use in the performance of this Agreement, and then only after the substance of this prohibition is inserted in its orders and made binding upon any third party. The terms of this Section 10.8 shall survive the termination or expiration of this Agreement for a period of three (3) years. Notwithstanding the above, either party: (i) may disclose this Agreement and the terms hereof to its accountants and attorneys; (ii) may make any disclosure that it in good faith believes is required by law, regulation, court order or subpoena, provided that prior to making such disclosure, such party will provide the other party notice of the required disclosure so that such party can, at its sole expense, seek a protective order to protect the confidentiality of this Agreement or a ruling or determination that such disclosure is not required; and (iv) may disclose this Agreement and terms hereof to any parent or subsidiary of the party, to any lender or potential lender of the party or its parents or subsidiaries, or to any potential purchaser of the stock or assets of such party or any parent of the party; provided that in the case of disclosure under this clause (iii), the party to whom disclosure is made is advised of the restrictions on disclosure contained in this Section and agrees to abide by such restrictions.

10.9       Force Majeure Event. Neither Supplier nor Buyer shall be liable to the other for failure or delay in performing its obligations hereunder to the extent that such failure or delay is due to war, fire, flood, earthquake, strike, shortages of raw materials, riot, condemnation act of a court of competent jurisdiction, trade restraint act by governmental authority, act of God, act of terrorism, or other contingencies (a) that are beyond the reasonable control and not arising out of the fault of the affected party, and (b) with respect to which the affected party has been unable to overcome the impact thereof by the exercise of due diligence and reasonable efforts, skill and care, including through expenditure of reasonable sums of money (each, a “Force Majeure Event”). The cause of any such failure or delay shall be remedied by the affected party to the extent reasonably possible without undue delay, and performance shall be resumed at the earliest practical time after cessation of such failure or delay; provided, however, that neither Supplier nor Buyer shall be required to settle a labor dispute against its own best judgment. Immediately upon notice of a Force Majeure Event affecting Supplier, Buyer shall have the right to procure Yarn from alternative suppliers until such Force Majeure Event has abated and Supplier gives notice to Buyer that it is again able to supply Yarn to Buyer in accordance with the terms of this Agreement.

10.10     This provision intentionally deleted.

10.11     Further Documents and Actions. The parties hereby agree to take such further actions, and to execute and deliver each to the other such further documents, as may be necessary or convenient from time to time to more effectively carry out the intent and purposes of this Agreement and to establish and protect the rights and remedies created or intended to be created hereunder.

10.12     No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

10.13     This provision intentionally deleted.

10.14     Captions. The captions are for convenience of reference only and shall not be construed as a part of this Agreement.

10.15     Governing Law.     This Agreement, including its validity, interpretation and performance, shall be governed by the laws of the State of North Carolina without respect to the conflict of law principles thereof, and the parties acknowledge and consent to the exclusive personal jurisdiction of federal and state courts sitting in the State of North Carolina for the adjudication of any dispute arising hereunder. Service regarding any dispute arising out of this Agreement may be by certified mail return receipt requested or by personal service or in such other manner as may be permissible under the rules of the applicable court, provided a reasonable time for appearance is allowed.

10.16     Exhibits. All the Exhibits to this Agreement are incorporated herein by reference and shall be deemed to be a part of this Agreement for all purposes.

10.17     Severability. The invalidity or unenforceability of any one or more phrases, clauses, sentences, or provisions of this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof, unless the effect thereof would constitute a failure of consideration for a substantial benefit for which the party adversely affected thereby has bargained herein.

10.18     Insurance. Supplier will maintain the insurance coverages and comply with all requirements set forth in Exhibit 10.18, attached hereto and incorporated herein by reference. Such policies shall name “Hanesbrands Inc. and any and all subsidiaries” as additional insureds with respect to commercial general liability insurance and automobile liability insurance. A waiver of subrogation shall be provided to Buyer and any of its subsidiaries, with respect to any commercial general liability and automobile liability coverages. Supplier will submit proof of the insurance set forth in Exhibit 10.18 to Buyer upon request.

10.19     Publicity. Unless otherwise required by law, neither party shall, without first obtaining the written consent of the other party, in any manner advertise, publicize, publish or otherwise draw attention to the fact that the parties have entered into this Agreement, the terms of the Agreement or that pursuant to this Agreement Supplier shall furnish to Buyer the Yarns. Additionally, neither party shall discuss the other party’s business with any news reporter (newspaper, magazine, internet, television or radio) either on or off the record, or in speaking at any public occasion or before any audience disclose or refer to the parties’ relationship.

10.20     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which shall constitute one and the same instrument.

10.21     Time is of the Essence. The parties agree that time is of the essence in the performance of this Agreement. Supplier represents that it has sufficient resources so that the work can be performed within commercially reasonable the time frames (which may vary, depending upon the nature of the matter) or as otherwise agreed by the parties.

10.22     Dispute Resolution. The parties agree to attempt to resolve all disputes by consultation between the Designated Representatives. If any dispute is not resolved in this manner within thirty (30) days of notice thereof by one Representative to the other, then either party may request the matter be resolved by binding arbitration in the City of Winston Salem, North Carolina under the Rules of the General Arbitration Counsel of the Textile and Apparel Industries. Judgment upon the award rendered may be entered by any Court having jurisdiction thereof.

10.23     Buyer’s Standard Terms Of Purchase. The Buyer’s Standard Terms Of Purchase shall not apply to this Agreement, the purchase and/or sale of Yarns or any other transactions arising out of or as a consequence of this Agreement.

Balance of page intentionally blank

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives, as of the day and year first written above.

Hanesbrands Inc.	Unifi Manufacturing, Inc.

/s/ GERALD EVANS	/s/ R. ROGER BERRIER
By: Gerald Evans	By: Roger Berrier
Title: Chief Operating Officer	Title: President and
Chief Operating Officer

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

EXHIBIT A-7

 Price Adjustment Methodology

1.

 Current prices are set forth on Exhibit A-1, A-2, A-3, A-4, A-5 and A-6. Adjustments to pricing shall occur as follows: In [Confidential]* as shown on Exhibits A-1, A-2, A-3, A-4, A-5, A-6 ; [Confidential]* – Supplier’s [Confidential]* shall be [Confidential]* Buyer with [Confidential]*. [Confidential]*. The [Confidential]* for each item listed on Exhibits A-1, A-2, A-3, A-4, A-5, A-6 shall be [Confidential]* that Supplier’s [Confidential]* to every product listed in Exhibits A-1, A-2, A-3, A-4, A-5, A-6. [Confidential]* – [Confidential]*. Buyer may request a third party to review and validate Supplier’s actual increases in [Confidential]* for [Confidential]*.

 If prices change, Buyer must notify Supplier as soon as possible. Supplier will then recalculate pricing on Exhibits A-1 through A-6, according to the Price Adjustment Methodology provided in Exhibit A-8.

 Buyer is entitled to [Confidential]* it may [Confidential]* for itself [Confidential]*. Supplier shall provide monthly reports for such calculations.

 If raw material designations change from those specified on Exhibit A-1, A-2, A-3, A-4, A-5 and/or A-6 and raw material prices change, Supplier will pass through those changes to Buyer.

2.	Textured Poly Yarns or Yarns containing polyester

a.	Price Adjustment Data for textured polyester products and other items containing polyester -

 The [Confidential]* will be used in determining polymer cost, using the following formula: 86.5% PTA (purified terathalic acid) and 35% MEG (mono ethylene glycol), the base ingredients of polyester polymer.

■	The MEG price shall be the lowest [Confidential]* contract price for the given month.
■	The PTA Price shall be the [Confidential]* price for such month.

b.	Exhibit A-8 shall be used to calculate the polyester price adjustments.

c.	Initial contract prices will be [Confidential]* and at that time, the [Confidential]* methodology described in Exhibit A-8 will be put into effect comparing the [Confidential]* with [Confidential]*

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

polymer price. The [Confidential]* methodology will be followed for [Confidential]* and throughout the [Confidential]*.

3.	Textured Nylon Yarns or Yarns containing Nylon– Pass through providing support from Supplier upon request.

a.	All price adjustments will be passed through [Confidential]*. An updated price list will be supplied by Supplier to Buyer when the prices are updated.

b.	For items using [Confidential]*, any adjustments will be passed through to Buyer.

c.

For items not containing [Confidential]*, Supplier will be the benchmark on nylon fiber market price and will provide pass through based upon market price. Buyer may accept Supplier’s price, provide an alternate sourcing strategy or provide data for Supplier to negotiate pricing.

4.       Flat Nylon – Pass through providing support from Supplier’s and a third party upon request.

a.	All price adjustments will be passed through [Confidential]*. An updated price list will be supplied by Supplier to Buyer when the prices are updated.

b.

For items with flat yarns, Supplier will pass through any price adjustments to Buyer. Supplier will provide documentation in the form of third party verification, upon request, supporting the amount of the adjustment.

5.       Spandex – Pass through providing support from Supplier’s and a third party upon request.

a.	All price adjustments will be passed through [Confidential]*. An updated price list will be supplied by Seller to Buyer when the prices are updated.

b.

For item with spandex, Supplier will pass through any price adjustments to Buyer. Supplier will provide documentation in the form of third party verification, upon request, supporting the amount of the adjustment.

c.

Initial contract prices for [Confidential]* will be held until [Confidential]*. Beginning [Confidential]* prices will adjust to [Confidential]* and the pass through methodology will be followed throughout the remainder of the Agreement.

d.

The Supplier will retain the rights to select the supply source of all spandex items for the length of the contract. The Supplier will provide [Confidential]* to the buyer in the following amounts for the specified spandex deniers below. The exclusion from [Confidential]* will be any specialty spandex products.

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

i.	15 denier = [Confidential]*

ii.	20 denier = [Confidential]*

iii.	30 denier = [Confidential]*

iv.	140 denier = [Confidential]*

6.        Freight

a.	Freight price will be added to quoted prices on Appendix A-1 through A-6 based upon current freight quotes.

b.

El Salvador – Socks – Every quarter, Unifi will provide an average monthly [Confidential]* freight cost from the previous 3 months based on (i) actual invoices of freight from Supplier’s United States distribution facilities to Supplier’s El Salvador warehouse facility plus (ii) a freight fee of [Confidential]* from Unifi’s El Salvador warehouse facility to Buyer’s manufacturing facility. This average cost will become the new [Confidential]* freight cost for the next quarter.

c.	Mt. Airy – [Confidential]*

d.	Woolwine – [Confidential]*

e.	Clarksville – [Confidential]*

f.	Puerto Rico – Every quarter, Supplier will provide an average monthly [Confidential]* freight cost from the previous three (3) months based upon:

(i) actual invoices of freight from Supplier’s United States distribution facilities to the Supplier’s Puerto Rico warehouse facility; plus

(ii) actual invoices from Supplier’s Puerto Rico warehouse facility including warehousing costs and freight costs to Buyer’s manufacturing facilities; plus

(iii) [Confidential]*

This average [Confidential]* from the [Confidential]* will be divided by the pounds of products shipped out of the Supplier’s Puerto Rican warehouse to the Buyer’s manufacturing facilities on a monthly basis. This average cost will become the new [Confidential]* cost, which shall be added to the freight cost and warehousing cost for the next quarter.

g.	Winston Salem - [Confidential]*

h.	Bonaventure (La Libertad) – will be charged the same freight rate that (6b) El Salvador Socks is charged [Confidential]*.

i.	Honduras – Shipments to the country of Honduras will be charged the same freight rate that (6b) El Salvador Socks is charged [Confidential]*.

j.	All freight is based upon full truckloads.

k.	Samples - will add freight price to product price.

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

l.	LTL shipments – price will be adjusted based upon supplied quote.

m.	Air freight – new orders to meet Buyer’s deadlines or increase in demand will be the responsibility of the Buyer.

n.	With respect to 6(b) and 6(f) above, freight prices will adjust based upon supplied quotes. Passed through either way, if adjusted price = [Confidential]*.

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

EXHIBIT A-8

Textured Polyester or yarns containing polyester

1.	POLYESTER PRICING

1.1

The price list shown in pricing Appendix A-4, A-5 attached shows initial prices charged to Buyer. As prices are adjusted the list in Appendix A-4 and A-5 will be updated by the Supplier. The [Confidential]* agreement shown in Exhibit A below will determine price adjustments as required.

1.2	Prices shall be treated as confidential by Buyer and Supplier.

POLYESTER ITEMS ONLY

1.	List Price – Supplier will provide a list of current prices paid by Buyer to Supplier.

2.	[Confidential]* between Buyer and Supplier will be reviewed at the end of [Confidential]*. An updated price list will be supplied by Supplier to Buyer [Confidential]* when the prices are updated.

3.	[Confidential]*

a.	[Confidential]* is the polymer price established as of [Confidential]*.

b.	[Confidential]* is as follows and [Confidential]*
i.	[PTA monthly average x 0.865] + [MEG monthly average x 0.35] = [Confidential]* = [Confidential]*

ii.	example [Confidential]* average [Confidential]*

[Confidential]*

c.

Current [Confidential]* ([Confidential]* average) [Confidential]* price calculated from b. above (in [Confidential]* only) is compared to the [Confidential]* average to determine if all items prices are adjusted up or down.

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

i.	example [Confidential]* adjustment (from b. above)
[Confidential]* minus [Confidential]*
All prices will be increased [Confidential]*.

d.	Price updates are effective on the first [Confidential]* following [Confidential]* end [Confidential]*.
i.	Example [Confidential]* price adjustment (from b. and c. above)
All prices increased [Confidential]*, effective [Confidential]*.

e.	Raw materials increases caused by extreme circumstances such as hurricanes, market crashes, earthquakes, etc., will incur immediate adjustments outside of the [Confidential]* agreement.

f.	Total Price = [Confidential]* + [Confidential]*.

EXHIBIT B

Designated Representatives

Hanesbrands, Inc.

Gerald Evans

Chief Operating Officer

1000 East Hanes Mill Road

Winston-Salem, North Carolina 27105

Telephone: (336) 519-4780

Telecopy: (336) 519-0769

Electronic Mail: gerald.evans@hanes.com

Unifi Manufacturing, Inc.

Roger Berrier

President and Chief Operating Officer

7201 West Friendly Avenue

Greensboro, NC 27410

Telephone: (336) 316-5672

Telecopy: (336) 316-5527

Electronic Mail: rberrier@unifi.com

EXHIBIT C

SUPPLIER MANAGED INVENTORY (“SMI”) AGREEMENT

Supplier Managed Inventory Agreement

This Supplier Managed Inventory Agreement (this “Agreement”) is made and entered into as of the 1st day of September, 2014 (the “Effective Date”), by and between Hanesbrands Inc., a Maryland corporation with a principal place of business located at 1000 E. Hanes Mill Rd., Winston-Salem, N.C. (“HBI” or “Buyer”), and Unifi Manufacturing, Inc., a North Carolina corporation with a principal place of business located at 7201 West Friendly Avenue, Greensboro, North Carolina 27410 (“Supplier” or “UMI”).

RECITALS

A.     HBI and Supplier have negotiated mutually beneficial arrangements for Supplier to manufacture for HBI, and for HBI to procure from Supplier, certain of HBI’s requirements for the yarns used by HBI and certain of its affiliates(which may include certain business operations or entities controlled or owned via the shareholdings of Buyer such as its subsidiaries, branches, joint ventures, holding companies and similarly situated operating units), in such quantities as set out in that certain Yarn Purchase Agreement, dated as of September 1, 2014 (the “Supply Agreement”).

B.     HBI and certain of its affiliates, (which may include certain business operations or entities controlled or owned via the shareholdings of Buyer such as its subsidiaries, branches, joint ventures, holding companies and similarly situated operating units), use the Yarns in the manufacture of apparel products and historically have purchased certain of such Yarns from Supplier.

C.     The Supplier Managed Inventory (“SMI”) program is an initiative that HBI is implementing that will allow UMI as an HBI supplier to partner with HBI such that UMI will manage some components of HBI’s raw material supply chain inventory.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Supplier hereby acknowledges and will use commercially reasonable efforts to comply with the following as the primary objectives of the SMI program: (a) The provision by Supplier of one hundred percent (100%) service levels to HBI and its businesses in connection with the manufacture and delivery of the yarns or products subject to the Supply Agreement (the “Products”); (b) The provision of the Products to any designated HBI manufacturing facility (each, a “Facility”) by Supplier only as required to meet production demands, resulting in minimal on-site storage by HBI; and (c) the optimization of Supplier planning and production functions to meet Facility consumption rates and maximize its production runs.

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

2.     The SMI program will include only the Products that are agreed upon between the parties to be Replenishment Items. “Replenishment Items” are those Products that are used on a routine basis throughout HBI’s normal course of fabric and garment production. Supplier will keep Replenishment Items on hand within Supplier’s SMI Inventory or Warehouse location (the “SMI Warehouse(s)”), for a maximum of [Confidential]* from the date Supplier completes the packaging of such inventory (the “Pack date”), in order to facilitate deliveries to the designated Facilities as agreed upon by Supplier and Buyer and in compliance with the freight terms of the Supply Agreement. The [Confidential]* maximum is hereafter referred to as the “maximum inventory Pack date”.

3.     The SMI program may also, but will not ordinarily, include Commitment Items. “Commitment Items” are Products used by HBI outside of the normal course of operation, typically: (a) in small volumes for short periods of times; (b) for one-time promotional programs; or (c) on an infrequent basis. Items used on a seasonal basis may also be deemed Commitment Items, as determined by HBI in its sole discretion, and thereby excluded from the Supplier SMI program requirements. In the event that HBI and Supplier determine to include any one or more Commitment Items in the Supplier SMI program, HBI and Supplier will agree upon the volume of Commitment Items to be provided by Supplier. Notwithstanding the foregoing, Supplier will keep Commitment Items on-hand for a maximum of [Confidential]* from the Pack date, and will deliver such Commitment Items to the designated Facility, as requested by HBI pursuant to the same process observed with respect to Replenishment Items.

4.     Supplier and Buyer will designate specific and agreed upon raw material items as “Raw Material Commitment Items”. Raw Material Commitment Items are Products used by HBI outside of the normal course of operation, typically; (a) in small volumes for short periods of times; (b) for one-time promotional programs; (c) on an infrequent basis; or (d) imported products that require long in transit or lead times. Items used on a seasonal basis may also be deemed Raw Material Commitment Items, as determined by HBI in its sole discretion, and thereby excluded from the Supplier SMI program requirements. Supplier will keep Raw Material Commitment Items on hand for a maximum of [Confidential]* from the Pack Date, except for items agreed upon by the parties. At the [Confidential]* mark, Supplier will begin processing the raw materials into finished goods at a mutually agreed upon specification and rate. The raw materials typically include; (a) spandex; (b) flat or raw nylon and polyester; (c) nylon and polyester POY; and (d) any other agreed upon products. The Supplier and Buyer will meet monthly, in person or by conference call, (the “Aged Inventory Meeting”).

The Aged Inventory Meeting will be attended by the appropriate personnel from both parties. The objective of the Aged Inventory Meeting will be to provide the Buyer with available information as it relates to the “maximum inventory Pack date”.

5.     The Supplier will provide a weekly report (the “Replenishment Inventory Report”), in a mutually agreeable format for Replenishment Items only. At a minimum, the Report will include: (a) minimum inventory level; (b) maximum inventory level; (c) 4 week shipping average; (d) 13 week shipping average; and (e) Supplier’s current-on

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

hand-inventory amounts, by product, as well as include Buyer’s monthly forecast figures. The Supplier and Buyer will determine what items should be included on this report periodically, as well as whether a Target Inventory Level (“TIL”) is necessary. If determined necessary, the TIL must be mutually agreed upon by the parties.

The Supplier will manage Commitment Items by either (a) scheduling to order; or (b) scheduling to forecast; or (c) producing to stock levels that are mutually agreed upon in the monthly Aged Inventory Meeting.

The Supplier will manage Replenishment Item and Commitment Item finished goods inventory levels based upon the Supplier’s Finished Goods Inventory/Service Level Process rules, set forth in Exhibit C-1.

6.     Reserved.

7.     Reserved

8.    The Buyer and Supplier will meet weekly, in person or by conference call, (the “Weekly Meetings”). The Weekly Meetings will be attended by the appropriate personnel from both parties. The objective of the Weekly Meetings will be to provide Supplier with available information to guide the Supplier’s production schedule to meet the Buyer’s consumption, including; (a) production schedules; (b) changes in demand; (c) the occurrence of any promotional activity; (d) any obsolescence event; and (e) historical consumption data by vendor SKU. The Buyer will provide monthly forecasts for the HBI Seamless and Hosiery business units for all items that the Supplier is responsible for supplying.

9.      HBI will ensure that each Facility that is serviced by Supplier’s SMI Warehouse, provides prompt and timely orders and information to Supplier in order to schedule routine deliveries of needed Replenishment Items. The frequency of these deliveries shall be agreed upon, mutually.

10.    Each designated Facility shall issue purchase orders to Supplier in order to direct the release of the Replenishment Items.

11.    Reserved.

12.     Supplier will be notified in the Weekly Meetings of an “end of life” event for any Replenishment Item. The Weekly Inventory Report will be reviewed to determine the amount of WIP and finished goods inventory for Replenishment and Commitment Items existing as of the date of such Weekly Inventory Report. HBI and Supplier shall work collaboratively to ensure consumption of Supplier’s inventory of Replenishment and Commitment Items within a determined Product “end of life” time frame, not to exceed [Confidential]* from the Pack Date. If the entirety of such Replenishment Item inventory is not consumed within the agreed upon Product “end of life” time frame, HBI may make

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

other reasonable arrangements to utilize Supplier’s remaining inventory of the Replenishment or Commitment Items. The Buyer will be responsible for notifying Supplier of any discontinued items and the remaining inventory, provided however with regard to specific products and quantities as determined and agreed upon by the parties, the same shall be purchased by the Buyer, including [Confidential]*.

13.      Reserved.

14.      For all items that have reached the maximum inventory Pack date, Supplier shall invoice HBI and HBI will provide a Purchase Order and shipment location for Supplier to ship such product.

15.      The Term of this Supplier Managed Inventory Agreement shall coincide with the Term of the Supply Agreement, provided however such termination shall not affect Buyer’s obligations to consume or purchase Supplier’s products as hereinbefore set forth (end of life, obsolescence, Commitment Items, Raw Commitment Items or otherwise).

16.      A Target Inventory Level (TIL) can be added to Exhibit C-2, if Supplier and Buyer agree that it is needed.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives, as of the day and year first written above.

“Supplier”

Unifi Manufacturing, Inc.

By: /s/ R. ROGER BERRIER

Roger Berrier, President and Chief Operating Officer

“HBI”

HANESBRANDS INC.

By: /s/ GERALD EVANS
Gerald Evans, President, Chief Operating Officer

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

EXHIBIT C-1

UMI Finished Goods Inventory/Service Level Process

UMI uses the Demand Segmentation process for establishing inventory levels to carry.

Historic weekly shipment averages are analyzed to determine which items have stable demand.

For stable demand items, history is a better indicator of future orders than forecasting.

Stability of demand is determined by calculating the Coefficient of Variation (COV).

COV = (Standard Deviation of Weekly Demand/Average Weekly Demand)

Typically a COV of [Confidential]* is used to determine if the item's demand is stable enough to hold inventory (for Covering, [Confidential]* is used).

For stable demand items, minimum and maximum inventory levels are established to hold.

Minimum inventory levels vary by product line:

For texturing, the minimum equals [Confidential]* of average demand + the equivalent number of days of demand for the transit time to the customer. For example, if going to Puerto Rico, the minimum is [Confidential]* days of average demand.

For covering, the minimum is [Confidential]* of average demand if the item is continuously in production. If the average volume is not enough to produce continuously, the minimum is [Confidential]* of average demand + the lead time to produce a doff.

Build quantities are established based on logical production increments and added to the minimums to establish the maximums.

Planners make adjustments to min max levels as required due to significant continued increases or decreases in shipments (with Sales input).

For items that do not exhibit stable demand, production is scheduled to order.

If the production lead times are not acceptable to the customer, such unstable demand items can be made to forecast or made to agreed upon stock levels, but the customer must agree to take any remaining inventory within 6 months of production.

EXHIBIT D

Supplier Facilities

1.	Yadkinville, North Carolina Polyester and Spinning Plants

2.	Madison, North Carolina Nylon Texturing & Covering Plant

3.	Reidsville, North Carolina Dye House

4.	Finished Goods Warehouse, Compton, California

5.	Warp Development Company Warp Draw facility, Monroe, North Carolina

6.	Finished Goods Warehouse located in Puerto Rico

7.	Warehouse/Production Facility located in El Salvador

8.	Alfenas, Brazil manufacturing and warehouse facility.

EXHIBIT E

Sample Purchase Order

EXHIBIT F

Specifications

Denier	> 100 +/- 1.5	< 100 +/- 1
Shrinkage	> 50%+/- 4%	< 25% +/- 2%
Tacs/m	+/- 10
Retention	+/-5%
Oil %	-.25%	+.50%
Density	+/-.02

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

EXHIBIT 6.3.1

Fabric Claim Policy

●

In making claim settlements, UMI pays only the actual out-of pocket loss incurred for off-quality fabric based on direct cost figures; i.e. yarn, knitting, dyeing and finishing charges. Indirect costs such as freight, overhead, etc. are not allowed in the claims process. UMI reserves the right to be consulted prior to any fabric being sold off as to the salvage value obtainable. The right to have documented proof (invoices) to verify the salvage value obtained is also reserved.

●	UMI reserves the right to examine and sample all claimed fabric fallout. No payment will be made for fabric not made available.

●

UMI will not pay claims on fabric that has not been finished in a reasonable length of time. The question of “reasonable time” is difficult. Fabric that has been knitted and held in inventory in excess of 6 months would certainly be considered to be at the end of a “reasonable time”.

●

UMI will not pay claims on fabrics made with yarns that are out of date or mixed with current yarns. Yarns that are older than 6 months from ship date would be considered out of date. All complaints or claims filed should include the texturing time period of the yarn that was used to process the fabric.

●

Liability for a claim is determined by fabric analysis of representative swatches. Percentage of liability is determined by the actual results of a representative sampling (ex. Texturing, knitting, or dyeing and finishing).

●	UMI does not honor claims for “machine down time” or lost production. These costs are considered part of doing business and will not be allowed for claims processing.

●	Stitch length variations (knit extension in excess of [Confidential]* or shadow barre’) are the knitter’s responsibility. Weave extensions are the responsibility of the weaver.

●	Fabrics that level under mock dyeing are the dyer’s responsibility.

●	UMI reserves the right to require a cost breakdown on all claimed styles. This breakdown and appropriate salvage should accompany each claim.

EXHIBIT 6.3.2

Yarn Return Policy

It is the intention of UMI to supply our customers with superior quality products as free of defects as possible. Yarn returns are expensive to both parties. It is by this statement of policy that these yarn returns will, hopefully, be made simpler and less costly to you, our valued customer, and to UMI.

●

UMI request that our yarns be given a fair trial before being removed from your processing equipment. Unless an obvious defect is found, we request that the package be allowed three (3) attempts before removal. It has been found that approximately 75% of the yarn returned to UMI contains no UMI related defects. We expect a package that can be cleaned (cleaning to include removal of wound-in-waste, knots, etc.), in a reasonable length of time, to be cleaned and given a second and third change before removal and return to UMI.

●

UMI requests that yarns be returned in a condition “similar” to that in which the original yarns was received. UMI will not issue credit for yarn damaged by the customer (e.g. grease, dirt, water, improper handling, etc.). UMI will not issue credit on any yarn containing ink marks.

●

Unless there is a documented core problem, (i.e., bad paper tube, core winding problem, etc.) UMI will not issue credit for the return of very small packages (i.e., skinners) as the shipping cost of transporting paper is an unnecessary expense.

●

We will not issue credit for packages in a return with no visible defects unless there is a stocking, garment, “reason for removal card,” etc., identifying the yarn problem with the returned package. This does not include returns for customer accommodations, unsuitability of the yarn for the intended end use etc.

●

UMI requests that yarns be returned in a reasonable length of time. We will not issue credit for out-of-date yarn. The question of “reasonable time” is sometimes difficult to resolve, but yarn held in the customer’s inventory in excess of 6 months from our date of shipment would certainly be considered to be at the end of “a reasonable time.” The 6 month age limitation applies to textured yarns and covered yarns.

●	No returns will be accepted without a proper return authorization number. This number must be on all paperwork to insure that the proper credit is issued to your account.
●	An issued return authorization number will be canceled if the return is not received within 30 days from receipt of the number. After 30 days a new number will need to be obtained from UMI.

●	UMI re-weighs all returns and issues credit based on our weights, less customer damaged goods, skinner, no visible defect yarn, out-of-date yarn, etc.

●

In most cases, UMI lot changes are the result of changes in our feeder yarns over which we have no control. We need to work together to balance the twists to minimize the loss of value and returns. Credit will not be issued for leftover yarn as a result of not working to minimize the cost of the changeover.

●

Notification of the non-issuance of return credit along with the reason for the non-issuance will be sent to your Account Manager. Your Account Manager will communicate this information to you. UMI will dispose of this non-credit yarn or return it to the customer (freight collect), whichever the customer desires.

●

Yarn returned for creating a defective garment should have the defective garment tied around the package. This procedure will help us identify packages that are defective for reasons other than runnability problems (i.e., lean ends, missing components, etc.)

●	UMI requests that different lots and twists be kept separate.

●	UMI reserves the right to examine the yarn return prior to issuing the authorization to return the product.

●	All yarn returned for customer accommodation will be credited at the purchase price, less a TBD charge per pound for handling plus shipping charges.

EXHIBIT 10.18

Insurance Requirements

I.	Commercial General Liability

(A)	Limits:

$5,000,000.00 minimum limits per Occurrence/ $10,000,000.00 general aggregate (can include umbrella liability limits)

$5,000,000.00 Products/Completed Operations Aggregate with such coverage to be maintained for a period of three (3) years following completion date

II.	Automobile Liability
(A)	Any Auto
(B)	Limits:

$2,000,000.00 minimum Combined Single Limit (can include umbrella liability limits)

III.	Workers’ Compensation and Employers Liability
(A)	Statutory Workers’ Compensation Coverage
(B)	All States Endorsement
(C)	Employers Liability Limit:

$1,000,000.00 each accident

IV.	Other

(A)	Commercial Blanket Bond/Crime/Employee Dishonesty with limits of $2,000,000.00 per occurrence, including an endorsement for “client’s property”

V.	General Requirements

(A)	Additional Insured Language must be as follows:

“Hanesbrands Inc. and any and all subsidiaries” are named as an additional insured as respect to General Liability and Automobile Liability.

(B)	A waiver of subrogation shall be provided to Hanesbrands and any subsidiary as respect to the General Liability.

(C)	Policy must be written on an occurrence form.

(D)	General Liability shall be endorsed to state coverage is primary over any other available insurance coverages.

(E)	30 Business Days written notice of cancellation, notice of non-renewal or material changes in coverage.

(F)	Insurance must be written by an insurance company with a minimum rating of Best’s A-, VIII or its equivalent, satisfactory to Hanesbrands and duly incorporated in the United States of America.

(G)	Most current ISO (Insurance Services Office, Inc.) form for all coverages.

(H)	Original Certificate of Insurance (ACORD form) to be delivered to Hanesbrands prior to commencement of any work and/or service.

(I)	It is the responsibility of Supplier to ensure that Hanesbrands always has a current Certificate of Insurance for all lines of coverage.

*Confidential Treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

Appendix A-1

											[*]			Seamless Puerto Rico				La Libertad		Mt. Airy		Bonaventure		Honduras			[*]
Hosiery SAP #	Intimates/Seamless SAP #	Sock SAP #	Reference Item	Description	Ply	Den	Fil	Twist	Luster	POY Supplier	[*]	[*]	Product Price	Freight	Warehouse	[*]	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Notes	[*]
2107413			E71351S.0.0	1|11|5|	1	11	5	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2107414			E71351Z.0.0	1|11|5|	1	11	5	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3090060.B01.50	1/14/10	1	14	10	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3090061.B01.50	1/14/10	1	14	10	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000023			N3091130.T01.50	1/15/7	1	15	7	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000024			N3091131.T01.50	1/15/7	1	15	7	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000008	YN002IXNC0000000		N30S4710.T21.50	1|20|7	1	20	7	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000009	YN002JXNC0000000		N30S4711.T22.50	1|20|7	1	20	7	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2146956	YN008XNC0000000		N3090070.B10.50	1/23/28	1	23	28	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2147047	YN009XNC0000000		N3090071.B10.50	1/23/28	1	23	28	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3090901.Q2S.50	1|30|10	1	30	10	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3091260.T2D.57	1/30/34	1	30	34	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3091261.T2D.57	1/30/34	1	30	34	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000013	YN004IXNC0000000		N30S6810.T2D.50	1/40/13	1	40	13	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000014	YN004JXNC0000000		N30S6721.T2D.50	1/40/13	1	40	13	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3090832.T2B.50	1/40/13 Sol dye black	1	40	13	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000033	YN004CXNC0000000		N30S6790.T22.50	1/40/34	1	40	34	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000034	YN004DXNC0000000		N30S6791.T22.50	1/40/34	1	40	34	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN004CXNC0000000		N3022150.Q2D.50	1/40/34	1	40	34	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN004DXNC0000000		N3022151.Q2D.50	1/40/34	1	40	34	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2101635	YN0064XNC0000000		N30S6762.62C.50	2/40/34	2	40	34	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2163978	YN002AXNC0000000		N3090762.R2C.50	2/40/34 Arafelle	2	40	34	2 Ply	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2165528	YN007EXNC0000000		N3090402.62R.50	2|40|34|Cationic Pastelle	2	40	34	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2165529	YN003UXNC0000000		N3091162.R2R.50	2|40|34| Deep Dye	2	40	34	2 PLY	DEEP DYE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3038932.B21.50	2/40/34	2	40	34	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2182740	YN0011XNC0000000		N30S4670.T1B.50	1/50/92	1	50	92	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2182741	YN0013XNC0000000		N30S4671.T1B.50	1/50/92	1	50	92	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2180736	YN0021XNC0000000		N30S8772.E2B.50	2/50/92	2	50	92	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000037	YN002VXNC0000000		N30S8670.62C.50	1/68/68	1	68	68	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000038	YN002WXNC0000000		N30S8671.62C.50	1/68/68	1	68	68	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2117111	YN0075XNC0000000		N30S8682.62C.50	2/68/68	2	68	68	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000019			N30S7000.T2D.50	1/70/34	1	70	34	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000020			N30S7001.T2D.50	1/70/34	1	70	34	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN0854WHT000S000		N30S6830.629.50	1/70/34	1	70	34	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN00856WHT000Z000		N30S6831.629.50	1/70/34	1	70	34	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
		19395	N3021221.621.50	1|70|34|	1	70	34	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000258			N30S7022.T2B.50	2/70/34	2	70	34	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]				[*]
		19594	N3020992.T2B.50	2/70/34 FF Oil	2	70	34	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN007QXNC0000000		N3057050.B2C.50	1|70|46 Novva	1	70	46	S TWIST	BRIGHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN007RXNC0000000		N3057051.B2C.50	1|70|46 Novva	1	70	46	Z TWIST	BRIGHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN007SXNC0000000		N3021502.62B.50	2|70|46|BRIGHT	2	70	46	2 PLY	BRIGHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
		19595	N3021062.D21.50	2/70/68 Full Dull	2	70	68	2PLY	FULL DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN4029XNC0000000		N3021782.Q21.50	2/70/68 SD	2	70	68	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]

*Confidential Treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

Appendix - A2

														[*]						Seamless Puerto Rico				La Libertad		Mt. Airy		Bonaventure		Honduras			[*]
Hosiery SAP #	Intimates/Seamless SAP #	Reference Item	Description	Core Spandex Denier	Cover DTY Den	Cover DTY Fil	Cover Flat Den	Cover Flat Fil	TPI	Core Supplier	Cover Supplier	Core %	Cover %	Nominal Core Spandex Price	Cover DTY Price	Cover Flat Price	[*]	[*]	Product Price	Freight	Warehouse	[*]	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Notes	[*]
2000300		C3ES155M.001.40	10|1|7|5 Flat	10			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000301		C3ES155M.002.40	10|1|7|5 Flat	10			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2181694		C3NS215M.171.40	10|1|7|5 Fusible/Flat	10			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Seafreight Price	[*]
2181694		C3NS215M.172.40	10|1|7|5 Fusible/Flat	10			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Airfreight Price	[*]
2181695		C3NS215M.172.40	10|1|7|5 Fusible/Flat	10			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Seafreight Price	[*]
2181695		C3NS215M.172.40	10|1|7|5 Fusible/Flat	10			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Airfreight Price	[*]
2188257		C3NS267M.W61.40	10|1|15|7 brt oval	10			15	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2188258		C3NS267M.W62.40	10|1|15|7 brt oval	10			15	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000067		C3ES232M.171.40	10|1|23|28	10	23	28			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000068		C3ES232M.172.40	10|1|23|28	10	23	28			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2165530		C3ES241M.W71.40	10|2|40|34	10	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2165531		C3ES241M.W72.40	10|2|40|34	10	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2159244		C3YS195R.171.40	15|1|7|5 Flat	15			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2159245		C3YS195R.172.40	15|1|7|5 Flat	15			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000171		C3ES261M.W51.40	15|1|14|10	15	14	10			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000172		C3ES261M.W52.40	15|1|14|10	15	14	10			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2163747		C3ES279M.W71.40	15|1|30|34	15	30	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2163748		C3ES279M.W72.40	15|1|30|34	15	30	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2189837		C3ES275M.W61.40	15|1|50|92 dyeable spandex	15	50	92			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2189838		C3ES275M.W62.40	15|1|50|92 dyeable spandex	15	50	92			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2129687		C3AS254M.W71.40	20|1|7|5 Flat	20			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2129688		C3AS254M.W72.40	20|1|7|5 Flat	20			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2131540		C3MS144R.088.40	20|1|10|7 Flat/Double Cov	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2177767		C3NS225M.171.40	20|1|10|7 Fusible/Flat	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Seafreight Price	[*]
2177767		C3NS225M.171.40	20|1|10|7 Fusible/Flat	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Airfreight price	[*]
2177768		C3NS225M.172.40	20|1|10|7 Fusible/Flat	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Seafreight Price	[*]
2177768		C3NS225M.172.40	20|1|10|7 Fusible/Flat	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Airfreight price	[*]
2000204		C3ZS265M.W61.40	20|1|10|7 Flat	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000205		C3ZS265M.W62.40	20|1|10|7 Flat	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2129689	YN004GXNC0000000	C3AS249M.W71.40	20|1|15|7	20	15	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2129690	YN004HXNC0000000	C3AS249M.W72.40	20|1|15|7	20	15	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN0023XNC0000000	C3YS278M.W61.40	20|1|20|12	20	20	12			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN0024XNC0000000	C3YS278M.W62.40	20|1|20|12	20	20	12			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2189067		C3AS270M.W71.40	20|1|23|28	20	23	28			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2189068		C3AS270M.W72.40	20|1|23|28	20	23	28			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN0085XNC0000000	C3AS280.W61.40	20|1|30|34	20	30	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN0086XNC0000000	C3AS280.W62.40	20|1|30|34	20	30	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2150087		C3E2398M.171.40	20|1|40|13	20	40	13			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2150088		C3E2398M.172.40	20|1|40|13	20	40	13			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000114	YN002LXNC000000	C3AS253M.171.40	20|1|40|34|	20	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000115	YN002MXNC000000	C3AS253M.172.40	20|1|40|34|	20	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000114	YN002LXNC000000	C3ZS264M.W71.40	20|1|40|34|	20	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000115	YN002MXNC000000	C3ZS264M.W72.40	20|1|40|34|	20	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2177887		C3AS255M.W71.40	20|1|50|92	20	50	92			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2177888		C3AS255M.W72.40	20|1|50|92	20	50	92			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000109		C3AS250M.W71.40	20|1|70|34	20	70	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000110		C3AS250M.W72.40	20|1|70|34	20	70	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2179301		C3ES271M.W61.40	30|1|15|7	30	15	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2179302		C3ES271M.W62.40	30|1|15|7	30	15	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2151953		C3AS274R.W7B.40	40|1|10|7 Flat/Double Cov	40			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2184679		C3LS238M.171.40	40|1|10|7 T902C/Flat	40			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2184680		C3LS238M.172.40	40|1|10|7 T902C/Flat	40			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2100000	YN001SXNC0000000	C3AS272M.W61.40	40|1|20|7	40	20	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2100001	YN001TXNC0000000	C3AS272M.W62.40	40|1|20|7	40	20	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2169501		C3AS259M.W71.40	40|1|40|34	40	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2169502		C3AS259M.W72.40	40|1|40|34	40	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN002ZXNC0000000	C3L2212M.171.40	40|1|40|34	40	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN003AXNC0000000	C3L2212M.172.40	40|1|40|34	40	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2184217		C3AS269M.W71.40	40|1|68|68	40	68	68			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2184218		C3MS269M.W72.40	40|1|68|68	40	68	68			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2180607		C3NS200M.171.40	50|1|10|7 Fusible/Flat	50			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Seafreight Price	[*]
2180607		C3NS200M.171.40	50|1|10|7 Fusible/Flat	50			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Seafreight Price	[*]
2180608		C3NS200M.172.40	50|1|10|7 Fusible/Flat	50			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Airfreight Price	[*]
2180608		C3NS200M.172.40	50|1|10|7 Fusible/Flat	50			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Airfreight Price	[*]
2000151		C3YS273M.W71.40	70|1|20|7	70	20	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000152		C3YS273M.W72.40	70|1|20|7	70	20	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000178	YN005UXNC0000000	C3A2489M.W71.40	70|1|20|7	70	20	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000179	YN005VXNC0000000	C3A2489M.W72.40	70|1|20|7	70	20	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2176963	YN009CXNC0000000	C3ES162M.001.40	70|1|26|20 Flat	70			26	20	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2176964	YN009DXNC0000000	C3ES162M.002.40	70|1|26|20 Flat	70			26	20	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000087		C3AS276M.W71.40	70|1|40|13	70	40	13			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000088		C3AS276M.W72.40	70|1|40|13	70	40	13			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2116274	YN003MXNC0000000	C3AS248M.W71.40	70|1|40|34|	70	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2116275	YN003NXNC0000000	C3AS248M.W72.40	70|1|40|34	70	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000093		C3AS247M.W71.40	70|1|70|34	70	70	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000094		C3AS247M.W72.40	70|1|70|34	70	70	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2187917		C3ES251M.W71.40	120|1|50|92 T902C	120	50	92			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2187918		C3ES251M.W72.40	120|1|50|92 T902C	120	50	92			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000196	YN004AXNC0000000	C3AS258M.W71.40	140|1|40|34	140	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000197	YN004BXNC0000000	C3AS258M.W72.40	140|1|40|34	140	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN003VXNC0000000	C3ES243M.W72.40	210|1|40|13	210	40	13			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN002KXNC0000000	C3ES239M.W72.40	210|1|70|34	210	70	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]

*Confidential Treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

Appendix A-3

																	[*]					Seamless Puerto Rico				La Libertad		Mt. Airy		Bonaventure		Honduras		[*]
Hosiery SAP #	Intimates/Seamless SAP #	Sock SAP #	Reference Item	Description	Core Spandex Denier	Cover 1 DTY Den	Cover 2 DTY Fil	Cover 2 DTY Den	Cover 2 DTY Fil	Twist	Core Supplier	Cover Supplier	Core %	Cover 1%	Cover 2%	Nominal Core Spandex Price	Cover 1 DTY Price	Cover 2 DTY Price	[*]	[*]	Product Price	Freight	Warehouse	[*]	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	[*]
2000085			C3ES345J.W71.50	10 AC 1|40|34|	10			40	34	S TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
2000086			C3ES345J.W72.50	10 AC 1|40|34|	10			40	34	Z TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN008QXNC0000000		C3MS344K.181.50	20 AC 1/20/7	20			20	7	S TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN008RXNC0000000		C3MS344K.182.50	20 AC 1/20/7	20			20	7	Z TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
2174180	YN003FXNC0000000		C3E4002K.181.50	20 AC 1|40|34	20			40	34	S TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
2174181	YN003GXNC0000000		C3E4002K.182.50	20 AC 1|40|34	20			40	34	Z TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
2000116			C3ES343J.W71.50	20 AC 1/70/34	20			70	34	S TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
2000117			C3ES343J.W72.50	20 AC 1/70/34	20			70	34	Z TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN009NXNC0000000		C3NS339J.17P.50	2/50/92 air covered version		50	92	50	92	2 PLY	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]

*Confidential Treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

Appendix A-4

																					Seamless Puerto Rico				La Libertad		Mt. Airy		Bonaventure		Honduras		[*]
Hosiery SAP #	Intimates/Seamless SAP #	Sock SAP #	Description	Reference Item	Core Spanex Denier	Cover 1 DTY Denier	Cover 1 DTY Fil	Cover 2 DTY Denier	Cover 2 DTY Fil	Core Supplier	Cover Supplier	Core %	Cover 1%	Cover 2%	Nominal Core Spandex Price	Cover 1 DTY Price	Cover 2 DTY Price	[*]	[*]	Product Price	Freight	Warehouse	[*]	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	[*]
		2291	20 AC 1/150/34 Black	C3E9834K.182.50	20			150	34	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]					[*]	[*]	[*]	[*]					[*]
		2262	20 AC 1/150/72 OB	C3E4338K.W82.50	20			150	72	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]					[*]	[*]	[*]	[*]					[*]
	YN0059XNC0000000		1/40/34 Nylon & 1/50/36 Poly	X1N6240J		40	34	50	36	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]									[*]
	YN009NXNC0000000		1/68/68 Nylon & 1/70/72 Poly	C3NS340J.H7P.50		68	68	70	72	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]									[*]

*Confidential Treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

Appendix A-5

									[*]			Seamless Puerto Rico				La Libertad		Mt. Airy		Bonaventure		Honduras		[*]
Hosiery SAP #	Intimates/Seamless SAP #	Sock SAP #	Description	Reference Item	Ply	Den	Fil	POY Supplier	[*]	[*]	Product Price	Freight	Warehouse	[*]	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	[*]
			1/50/36 Textured Poly	n/a	1	50	36	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN009MXNC0000000		1/70/34 Cool Grey Poly - Logo - Intimates	H3061500.62R.50	1	70	34	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
2000062			1/70/34 optical white	D041901U.BD.28	1	70	34	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		992	1|70|36|56T|NATURAL|SET|NON TS|POLYESTER	P60273A.21.23	1	70	36	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]	[*]
	YN007MXNC0000000	21059	1/70/34 Blk Poly	H3061931.G2C.50	1	70	36	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21070	1|70|36|56T|NATURAL|STRETCH (El Salvador & Mt. Airy)	P60272A.629.23, H3062141.629.50	1	70	36	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN008EXNC0000000		1|70|68|Z TWIST|CATIONIC POLYESTER|SEMI DULL|STRETCH|ROUND|TS| | - S twist	H3062270.62C.50	1	70	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN008FXNC0000000		1|70|68|Z TWIST|CATIONIC POLYESTER|SEMI DULL|STRETCH|ROUND|TS| | - Z twist	H3062271.62C.50	1	70	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN008GXNC0000000		2|70|68|92T|NAT|STR|TS|POLY	P59646A.23C.23	2	70	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN3682XNC0000000		2/70/68 - Warp Knit	P59464A.631.23	2	70	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN3236XNC0000000		1/70/72 SD - circular knit Woolwine Asia only	P59098A.631.23	1	70	72	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
			1/70/72 SD	n/a	1	70	72	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN3234XNC0000000		2/70/68 - Circular Knit Wooline Asia only	P5T352A.631.23	2	70	72	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN3231XNC0000000		1/100/96 Warp Knit	P5T260A.61R.23	1	100	96	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21077	1/150/34 Sorbtek BLACK Poly	H3061421.G21.50	1	150	34	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21090	1/150/34 solution dyed black poly	P53842A.G2C.23	1	150	34	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		203	1/150/48 SD	P59321K.621.26	1	150	48	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21073	1/150/68 OB (Domestic)	H3062351.62E.G9	1	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21073	1/150/68 OB (El Salvador)	P60153A.62E.23	1	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21086	1/150/68 OB SORBTEK	H3061361.T2B.50	1	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]

		21088	2/150/68 Flame Red Poly - Socks Logo	P56512A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Flame Red Poly - Socks Logo	P56513A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Quicksilver - Poly - Socks Logo	P56520A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Quicksilver - Poly - Socks Logo	P56521A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Power Pink - Poly - Socks Logo	P59701A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Power Pink - Poly - Socks Logo	P59913A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Black - Poly - Socks Logo (Not commodity)	P59452A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Black - Poly - Socks Logo (Not commodity)	P59158A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Royal - Poly - Socks Logo	P56526A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Royal - Poly - Socks Logo	P56527A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Lavendar - Poly - Socks Logo	P56585A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Lavendar - Poly - Socks Logo	P56586A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Begonia Pink - Poly - Socks Logo	P56785A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Begonia Pink - Poly - Socks Logo	P59554A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Pink 14 - Poly - Socks Logo	P56636A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Pink 14 - Poly - Socks Logo	P56637A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Melon - Poly - Socks Logo	P56522A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Melon - Poly - Socks Logo	P56523A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Merrimack - Poly - Socks Logo	P56518A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Merrimack - Poly - Socks Logo	P56519A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Plum Rebellious	P59082A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Plum Rebellious	n/a	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 OB - Poly - Socks Logo	P56892A.62V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 OB - Poly - Socks Logo	P59371A.62V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Diablo Rust - Poly - Socks Logo	P56528A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Diablo Rust - Poly - Socks Logo	P56529A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Sphere - Poly - Socks Logo	P56538A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Sphere - Poly - Socks Logo	P56539A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Grass Green	P50897A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]

*Confidential Treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

Appendix A-6

								[*]			Seamless Puerto Rico				La Libertad		Mt. Airy		Bonaventure		Honduras		[*]
Hosiery SAP #	Intimates/Seamless SAP #	Sock SAP #	Description	Reference Item	Text Denier	Text Fil	Raw Supplier	[*]	[*]	Product Price	Freight	Warehouse	[*]	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	[*]
		19130-000000	2/30/10 Sewing Yarn - Natural	T1Z014i	30	10	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		19430-01135P	2/40/13 Sewing Yarn - Black	T1Z020i	40	13	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]